UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): April 4, 2005

                            PER-SE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                   000-19480                   58-1651222
(State or other jurisdiction     (Commission File No.)          (IRS Employer
      of incorporation)                                      Identification No.)

1145 Sanctuary Parkway, Suite 200, Alpharetta, Georgia               30004
(Address of principal executive offices)                           (Zip Code)


                                 (770) 237-4300
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On April 4, 2005, Per-Se Technologies, Inc. ("Per-Se") issued a press release announcing that it has been notified by the Securities and Exchange Commission of the issuance of an order of investigation, which Per-Se believes relates to allegations of wrongdoing made by a former employee in 2003. These allegations were the subject of a prior investigation by the Audit Committee of Per-Se's Board of Directors and an outside accounting firm that resulted in the performance of extensive additional procedures, which are described in Per-Se's Annual Report on Form 10-K for the year ended December 31, 2004. A copy of the press release is filed as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibit 99.1 - Press Release dated April 4, 2005.


                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2005

                                                 PER-SE TECHNOLOGIES, INC.


                                                 By: /s/ CHRIS E. PERKINS
                                                     ---------------------------
                                                     Chris E. Perkins
                                                     Executive Vice President
                                                     and Chief Financial Officer

                                  EXHIBIT INDEX

       Exhibit
         No.       Description
        ----       -----------

        99.1       Press Release dated April 4, 2005.